Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SEPTERNA, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SEPTERNA, INC. IF PUBLICLY DISCLOSED

AMENDMENT NO. 1

TO COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to the Agreement (as defined below) is entered into as of September 10, 2026 (the “Amendment Effective Date”) by and between Novo Nordisk A/S, a corporation organized and existing under the laws of Denmark, having an address at Novo Nordisk Allé, 2880 Bagsvaerd, Denmark, CVR No. 24 25 67 90 (“Novo Nordisk”), on the one hand, and Septerna, Inc., a Delaware corporation, with its principal place of business at 250 East Grand Avenue, South San Francisco, CA 94080 (“Septerna”), on the other hand. Septerna and Novo Nordisk are each referred to individually as a “Party” and together as the “Parties”.

BACKGROUND

WHEREAS, the Parties have entered into a Collaboration and License Agreement dated as of May 13, 2025, and effective as of July 1, 2025 (the “Agreement”);

WHEREAS, the Parties have agreed to revise [***] obligation to [***];

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Parties, the Parties, intending to be legally bound, agree as follows:

1.
DEFINITIONS

The terms in this Amendment with initial letters capitalized that are not defined herein shall have the meaning set forth in the Agreement.

2.
AMENDMENTS

2.1 Eliminates the Reference to Section 3.3.1 in View of [***] Manufacturing Activities [***] Section 2.1 of the Agreement is replaced in its entirety by the following:

2.1 R&D Overview and Purpose. With respect to each Collaboration Target or combination of Collaboration Targets set forth in Schedule 2.1 and as more fully set forth in the applicable R&D Plan, Septerna and Novo Nordisk will conduct Research and Development programs, in each case, as further set forth in the applicable R&D Plan and in Section 2.4 (R&D Program Stages) [***] (such Research and Development program with respect to the Collaboration Targets or combination of Collaboration Targets set forth in Schedule 2.1, a “R&D Program” and collectively the “R&D Programs”). Following the end of the R&D Program Term for an R&D Program for which the Final Report Acceptance

Exhibit 10.1

Date has occurred, except as set forth in Section 2.4.4 (Additional R&D Program Optimization Activities), as between the Parties, unless otherwise mutually agreed by the Parties, Novo Nordisk will have the sole right to conduct all further Development, Manufacturing, Commercialization and other Exploitation with respect to Licensed Compounds and Licensed Products with respect to such R&D Program, at its sole cost and expense. During the Programs Modification Term, Novo Nordisk will have the right to create new R&D Programs as provided in Section 2.6 (New R&D Programs); provided that the number of R&D Programs that are subject to ongoing R&D Plan Activities at any given time may not exceed [***] R&D Programs unless otherwise agreed by Septerna in writing (such limitation on the number of R&D Programs, the “Ongoing Programs Limitation”). For clarity, Exploitation by or on behalf of Novo Nordisk (other than as set forth in Section 2.4.4 (Additional R&D Program Optimization Activities)) of the Licensed Products arising out of an R&D Program, after the applicable Final Report Acceptance Date, is not part of any R&D Program and will not be subject to any R&D Plan.

2.2 [***] Controls [***] Section 3.3.1 of the Agreement is replaced in its entirety by the following:

3.3.1 Unless otherwise mutually agreed by the Parties, as between the Parties, (a) [***] will be responsible for the Manufacture and supply of Licensed Compounds until completion of Development to G1 Activities for any R&D Program, [***] (itself or through its Affiliate(s) or Sublicensee(s)) will be responsible for, and will have the sole right to perform, and sole control over and decision-making authority with respect to, all Manufacturing activities for the Manufacture of Licensed Compounds and Licensed Products, at [***].

3. MISCELLANEOUS

3.1 Except as amended by this Amendment, all the terms and conditions of the Agreement shall remain in full force and effect.

3.2 In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

3.3 The headings used in this Amendment have been inserted for convenience of reference only and do not define or limit the provisions hereof.

3.4 This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Amendment may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original wet-ink signatures.

Exhibit 10.1

3.5 This Amendment and all disputes arising out of or related to this Amendment or any breach hereof shall be governed by and construed under the laws of the State of New York, United States, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction. No part of this Amendment changes the rights and obligations of the Parties under Article 17 of the Agreement.

3.6 This Amendment and the Agreement (as amended by this Amendment) represent the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Amendment Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof. No subsequent alteration, amendment, change or addition to this Amendment or the Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

3.7 The Parties hereto acknowledge and agree that: (y) each Party and its counsel reviewed and negotiated the terms and provisions of this Amendment and have contributed to its drafting; (y) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Amendment; and (z) the terms and provisions of this Amendment shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Amendment.

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

SEPTERNA, INC.

By: /s/ Jeffrey Finer Approved as to form: MW

Name: Jeffrey Finer

Title: CEO

NOVO NORDISK A/S

By: /s/ Jacob Sten Petersen

Name: Jacob Sten Petersen

Title: SVP Global Research

Exhibit 10.1